                                                                   EXHIBIT 99.10

DEBTOR:  AMCV CRUISE OPERATIONS, INC.              CASE NUMBER:  01-10967 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.

 /s/ NICHOLAS J. DAVISON
-------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  AMCV CRUISE OPERATIONS, INC.              CASE NUMBER:  01-10967 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to March Monthly Operating Report

16-Apr-02       Summary Of Bank,Investment & Petty Cash Accounts   Attachment 1
2:55 PM               AMCV Cruise Operations, Inc.
Summary                 Case No: 01-10967 (EIK)                       UNAUDITED
AMCV Cruise            For Month Of March, 2002
Operations, Inc

                                                   Balances
                                       ------------------------------     Receipts &      Bank
                                          Opening           Closing       Disbursements   Statements        Account
Account                                As Of 3/01/02     As Of 3/31/02    Included        Included          Reconciled

AHC - Certificate Of Deposit *            25,000.00        25,000.00      Yes             No - Not          Yes
Bank One                                                                                  Concentration
Account # - 880058451981                                                                  Account

AHC - Certificate Of Deposit *            25,000.00        25,000.00      Yes             No - Not          Yes
Bank One                                                                                  Concentration
Account # - 880058452369                                                                  Account

AMCV Cruise Ops                            8,357.80         4,188.60      Yes             Yes               Yes
Master Cash
First Union National Bank
Account # - 2090002602362

AMCV Escrow - Gohagan                    220,191.38       246,864.27      Yes             No - Not          Yes
LaSalle Bank                                                                              Concentration
Account # - 62-8766-40-4                                                                  Account

American Classic Voyages                       0.00             0.00      No -            No -              No -
Fleet Bank                                                                Account         Account           Account
Account # - 941-9148945                                                   closed          closed            closed

New Orleans Office                         7,421.30         7,002.28      Yes             Not A Bank        Yes
Petty Cash                                                                                Account

  * Proceeds From Matured Certificates Of Deposit Being Retained By Bank One While They Pursue Recovery Of Equivalent Amounts Relating To Letters Of Credits That Were Exercised After The Filing For Bankruptcy Where These Certificates Of Deposits Were Collateral

16-Apr-02                   Receipts & Disbursements              Attachment 2-1
2:57 PM                  AMCV Cruise Operations, Inc.
R&D - Bank One            Case No: 01-10967 (EIK)                      UNAUDITED
 - AHC CD (86)                     Bank One
                           AHC Certificate Of Deposit
                            Account # - 880058451981
                            1 March 02 - 31 March 02


Opening Balance - 1 Mar 02

                                  25,000.00

Receipts
                                  ---------
                                       0.00             Total Receipts

Disbursements
                                  ---------
                                       0.00             Total Disbursements

Closing Balance - 31 Mar 02

                                  25,000.00

16-Apr-02                 Receipts & Disbursements                Attachment 2-2
2:58 PM                AMCV Cruise Operations, Inc.
R&D - Bank One            Case No: 01-10967 (EIK)                      UNAUDITED
 - AHC CD (87)                      Bank One
                         AHC Certificate Of Deposit
                          Account # - 880058452369
                          1 March 02 - 31 March 02

Opening Balance - 1 Mar 02

                                  25,000.00

Receipts
                                  ---------
                                       0.00             Total Receipts

Disbursements
                                  ---------
                                       0.00             Total Disbursements

Closing Balance - 31 Mar 02

                                  25,000.00

16-Apr-02                  Receipts & Disbursements               Attachment 2-3
3:00 PM                  AMCV Cruise Operations, Inc.
R&D - First Union          Case No: 01-10967 (EIK)                     UNAUDITED
AMCV Cruise Ops               First Union
 Master Cash             AMCV Cruise Ops Master Cash
                          Account # - 2090002602362
                           1 March 02 - 31 March 02


Opening Balance - 1 Mar 02

                                    8,357.80

Receipts

                                  102,514.38         Misc Refunds & Commissions

                                  131,914.00         Hawaiian Asset Sale

                                  378,953.40         From Oceanic Ship Co - First Union Bank -
                                                       Account (2090002603921)

                                 -----------
                                  613,381.78         Total Receipts

Disbursements

                                 (615,000.00)        To The Delta Queen Steamboat Co. - Hibernia -
                                                       DQSC Master Cash - Account (812-395-335)

                                   (2,550.98)        Bank Fees
                                 -----------
                                 (617,550.98)        Total Disbursements

Closing Balance - 31 Mar 02

                                    4,188.60

16-Apr-02                     Receipts & Disbursements            Attachment 2-4
3:00 PM                      American Classic Voyages
R&D - LaSalle                 Case No: 01-10967 (EIK)                  UNAUDITED
AMCV Escrow - Gohagan                LaSalle
                               AMCV Escrow - Gohagan
                              Account # - 62-8766-40-4
                              1 March 02 - 31 March 02


Opening Balance - 1 Mar 02

                                    220,191.38

Receipts

                                         223.89           Interest Earned

                                      26,449.00           Future Fare Deposits
                                    -----------
                                      26,672.89           Total Receipts

Disbursements
                                    -----------
                                           0.00           Total Disbursements

Closing Balance - 31 Mar 02

                                     246,864.27

16-Apr-02                 Receipts & Disbursements               Attachment 2-5
2:57 PM                AMCV Cruise Operations, Inc.
R&D - NOLA                Case No: 01-10967 (EIK)                     UNAUDITED
Petty Cash                  New Orleans Office
                                Petty Cash
                             Account # - NA
                        1 March 02 - 31 March 02


Opening Balance - 1 Mar 02

                                         7,421.30

Receipts
                                         --------
                                             0.00      Total Receipts

Disbursements

                                          (140.00)     Office Cleaning

                                           (76.41)     Propane

                                           (61.19)     Office Hardware

                                          (141.42)     Other Miscellaneous
                                         --------
                                          (419.02)     Total Disbursements

Closing Balance - 31 Mar 02

                                         7,002.28

AMCV US SET OF BOOKS                               Date: 19-APR-02 08:27:38
INCOME STATEMENT - ATTACHMENT 4                    Page:   1
Current Period: MAR-02

currency USD
Company=15 (AMCV OPS)

                                                       PTD-Actual
                                                        31-Mar-02

                                                   ---------------
Revenue

Gross Revenue                                                  0.00
Allowances                                                     0.00
                                                   -----------------
Net Revenue                                                    0.00

Operating Expenses
Air                                                            0.00
Hotel                                                          0.00
Commissions                                                    0.00
Onboard Expenses                                               0.00
Passenger Expenses                                             0.00
Vessel Expenses                                                0.00
Layup/Drydock Expense                                          0.00
Vessel Insurance                                               0.00
                                                   -----------------
Total Operating Expenses                                       0.00

                                                   -----------------
Gross Profit                                                   0.00

SG&A Expenses
General and Admin Expenses                               392,776.95
Sales & Marketing                                        263,248.12
Start-Up Costs                                                 0.00
                                                   -----------------
Total SG&A Expenses                                      656,025.07
                                                   -----------------
EBITDA                                                  (656,025.07)

Depreciation                                              40,575.71
                                                   -----------------
Operating Income                                        (696,600.78)

Other Expense/(Income)
Interest Income                                              442.71
Interest Expense                                           3,909.17
Equity in Earnings for Sub                            (3,349,496.88)
Reorganization expenses                                   81,558.29
Other expense                                               (144.81)
                                                   -----------------
Total Other Expense/(Income)                           3,435,262.24
                                                   -----------------
Net Pretax Income/(Loss)                              (4,131,863.02)

Income Tax Expense                                             0.00
                                                   -----------------
Net Income/(Loss)                                     (4,131,863.02)
                                                   =================

AMCV US SET OF BOOKS                                    Date: 18-APR-02 17:04:21
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: MAR-2

currency USD
Company=15 (AMCV OPS)

                                             YTD-Actual          YTD-Actual
                                              31-Mar-02          22-Oct-01
                                           ---------------      ------------
ASSETS

Cash and Equivalent                              (120,530.45)      1,723,947.86

Restricted Cash                                   246,864.27         219,000.00

Marketable Securities                              50,000.00          50,000.00

Accounts Receivable                                     0.00          99,684.62

Inventories                                             0.00               0.00

Prepaid Expenses                                  403,225.89         522,662.13

Other Current Assets                               43,600.00           1,750.00

                                         ---------------------------------------
Total Current Assets                              623,159.71       2,617,044.61


Fixed Assets                                    9,371,564.98       9,371,627.23

Accumulated Depreciation                         (656,642.39)       (453,764.30)

                                         ---------------------------------------
Net Fixed Assets                                8,714,922.59       8,917,862.93


Net Goodwill                                            0.00               0.00

Intercompany Due To/From                       (3,231,514.39)      2,150,807.43

Net Deferred Financing Fees                             0.00               0.00

Net Investment in Subsidiaries                 61,381,436.05      66,329,274.35

                                         ---------------------------------------
Total Other Assets                             58,149,921.66      68,480,081.78

                                         ---------------------------------------
Total Assets                                   67,488,003.96      80,014,989.32
                                         =======================================

AMCV US SET OF BOOKS                                    Date: 18-APR-02 17:04:21
BALANCE SHEET - ATTACHMENT 5                            Page:   2
Current Period: MAR-2

currency USD
Company=15 (AMCV OPS)

                                             YTD-Actual          YTD-Actual
                                              31-Mar-02          22-Oct-01
                                           ---------------      ------------
LIABILITIES

Accounts Payable                                  132,653.93           5,363.60

Accrued Liabilities                               337,581.35         289,488.87

Deposits                                                0.00               0.00

                                         ---------------------------------------
Total Current Liabilities                         470,235.28         294,852.47


Long Term Debt                                          0.00               0.00

Other Long Term Liabilities                             0.00               0.00

                                         ---------------------------------------
Total Liabilities                                 470,235.28         294,852.47


OTHER

Liabilities Subject to Compromise              29,585,924.61      32,307,000.02

                                         ---------------------------------------
Total Other                                    29,585,924.61      32,307,000.02


OWNER'S EQUITY

Common Stock                                       10,440.25          10,440.25

Add'l Paid In Capital                         112,772,392.56     112,772,392.56

Current Net Income (Loss)                      (7,589,855.17)    (37,037,717.81)

Retained Earnings                             (67,761,133.57)    (28,331,978.17)

                                         ---------------------------------------
Total Owner's Equity                           37,431,844.07      47,413,136.83

                                         ---------------------------------------
Total Liabilities & Equity                     67,488,003.96      80,014,989.32
                                         =======================================

AMCV Cruise                      ATTACHMENT 6
 Operations, Inc.     Summary List of Due To/Due From Accounts    01-10967 (JCA)
                        For the Month Ended March 31, 2002



                                                                BEGINNING                                               ENDING
AFFILIATE NAME                             CASE ID #             BALANCE             DEBITS          CREDITS            BALANCE
American Classic Voyages Co.               01-10954           (78,732,843.30)      573,956.91     1,353,918.82       (79,512,805.21)
AMCV Holdings, Inc.                        01-10973                (9,601.84)        8,773.86       629,025.15          (629,853.13)
The Delta Queen Steamboat Co.              01-10970          (102,975,538.81)    2,299,665.06     1,530,200.40      (102,206,074.15)
DQSB II, Inc.                              01-10974                 1,194.40           456.00                -             1,650.40
Great AQ Steamboat, L.L.C.                 01-10960            22,771,729.84        60,947.23                -        22,832,677.07
Great Pacific NW Cruise Line, L.L.C.       01-10977             9,405,617.36        15,126.18                -         9,420,743.54
Great River Cruise Line, L.L.C.            01-10963             9,491,968.54        76,269.35       137,607.73         9,430,630.16
Great Ocean Cruise Line, L.L.C.            01-10959            21,419,111.30       100,889.68        65,616.58        21,454,384.40
Cruise America Travel, Incorporated        01-10966             4,057,564.48         1,343.39                -         4,058,907.87
Delta Queen Coastal Voyages, L.L.C.        01-10964              (191,346.38)          300.00                -          (191,046.38)
Cape Cod Light, L.L.C.                     01-10962             3,949,193.20           990.00                -         3,950,183.20
Cape May Light, L.L.C.                     01-10961             8,015,892.93       213,544.43       176,240.13         8,053,197.23
Project America, Inc.                      N/A                 (4,501,177.23)               -                -        (4,501,177.23)
Oceanic Ship Co.                           N/A                 57,295,518.01       380,795.88            22.57        57,676,291.32
Project America Ship I, Inc.               N/A                    111,958.41                -                -           111,958.41
Ocean Development Co.                      01-10972             1,549,602.47                -                -         1,549,602.47
Great Hawaiian Cruise Line, Inc.           01-10975               (96,655.80)               -                -           (96,655.80)
Great Hawaiian Properties Corporation      01-10971            (6,116,875.06)               -                -        (6,116,875.06)
American Hawaii Properties Corporation     01-10976             5,190,295.02            45.00                -         5,190,340.02
Great Independence Ship Co.                01-10969            36,654,424.42                -                -        36,654,424.42
CAT II, Inc.                               01-10968             9,637,982.06                -                -         9,637,982.06
                                                        ----------------------------------------------------------------------------
                                                               (3,071,985.98)    3,733,102.97     3,892,631.38        (3,231,514.39)
                                                        ============================================================================

                          AMCV Cruise Operations, Inc.

                                 01-10967 (EIK)

                            Accounts Receivable Aging

                              As of March 31, 2002

                                  Attachment 7

                                 Not Applicable

ACCOUNTS PAYABLE TRIAL BALANCE
AS OF MARCH 31, 2002

LIABILITY ACCOUNT:  15-000-220102-00000




                                                      INVOICE                     REMAINING
SUPPLIER NAME                   INVOICE NUMBER          DATE         AMOUNT          AMOUNT       INVOICE DESCRIPTION
-------------                   --------------       ---------    -----------    ------------ ---------------------------
AMERICAN MARITIME OFFICERS      MPB KENNEY 01        26-Mar-02    $  3,539.34    $   3,539.34 D KENNEY CONTRIBUTIONS 2001
                                VACALL KENNEY 01     26-Mar-02    $  2,988.72    $   2,988.72 D KENNEY CONTRIBUTIONS 2001
                                VAC KENNEY 01        26-Mar-02    $    428.40    $     428.40 D KENNEY CONTRIBUTIONS 2001
                                TOTAL FOR SUPPLIER:               $  6,956.46    $   6,956.46


AON RISK SERVICES, INC.
 OF IL                          6000000040041        28-Feb-02    $    600.00    $     600.00 BOILER&MACHINERY 2/28/02-2/28/03

APOLLO ENTERPRISES              121201WILL           12-Dec-01    $    202.38    $     202.38 PRESC EXP - D WILLIAMSON DOS 12/12/01

BELLSOUTH                       4300 031102          11-Mar-02    $  2,514.01    $   2,514.01 954 660-4300 002 1807 * 3/11/02
                                6892 022802          28-Feb-02    $    117.23    $     117.23 601-M23-6892-892 * 2/28/02
                                3363 022802          28-Feb-02    $  2,365.13    $   2,365.13 504-M83-3363-363 * 2/28/02
                                TOTAL FOR SUPPLIER:               $  4,996.37    $   4,996.37

BENTON COUNTY TRUSTEE           123101               31-Dec-01    $  1,549.91    $   1,549.91 PROPERTY ADDRESS BL000400

BILL NOBLES, TRUSTEE            123101B              31-Dec-01    $  1,704.40    $   1,704.40 BILL NUMBER 145214
                                123101A              31-Dec-01    $  1,963.66    $   1,963.66 BILL NUMBER 145375
                                TOTAL FOR SUPPLIER:               $  3,668.06    $   3,668.06

BIONDI, BRIAN                   17818                30-Mar-02    $    200.00    $     200.00 REPLACE STEAMER CK#17818

BOARD OF COMMISSIONERS          245785               26-Mar-02    $    598.47    $     598.47 WATER 12/20-1/23/02
                                246110               27-Mar-02    $  7,785.00    $   7,785.00 DOCKAGE 4/1-30/02
                                TOTAL FOR SUPPLIER:               $  8,383.47    $   8,383.47

BOB PATTERSON, TRUSTEE          123101B              31-Dec-01    $  7,025.24    $   7,025.24 FOLIO NUMBER 6BL-0004-0-00000-0
                                123101A              31-Dec-01    $  5,059.38    $   5,059.38 FOLIO NUMBER 1BL-0004-0-00000-0
                                TOTAL FOR SUPPLIER:               $ 12,084.62    $  12,084.62

CARL E LEVI, CITY TREASURER     123101               31-Dec-01    $  1,400.93    $   1,400.93 BILL#76013

CHARLIE CALDWELL, TRUSTEE       123101B              31-Dec-01    $  2,807.17    $   2,807.17 ACCOUNT NUMBER 000000516
                                123101A              31-Dec-01    $  2,459.26    $   2,459.26 ACCOUNT NUMBER 000000340
                                TOTAL FOR SUPPLIER:               $  5,266.43    $   5,266.43

CITY TAX COLLECTOR              123101               31-Dec-01    $     51.77    $      51.77 PROPERTY ADDRESS BL000400

COUNTY TRUSTEE                  123101               31-Dec-01    $  1,299.20    $   1,299.20 PROPERTY ADDRESS BL000400



                                                      INVOICE                     REMAINING
SUPPLIER NAME                   INVOICE NUMBER          DATE         AMOUNT          AMOUNT       INVOICE DESCRIPTION
-------------                   --------------       ---------    -----------    ------------ ---------------------------
DECATUR COUNTY TRUSTEE          123101               31-Dec-01    $    991.66    $     991.66 PROPERTY ADDRESS BL000400

DIAZ CASH REGISTER CO INC.      6150                 20-Mar-02    $    152.60    $     152.60 RENTAL TIME CLOCK 3/21-5/7/02

DICKSON COUNTY TRUSTEE          123101               31-Dec-01    $    166.48    $     166.48 PROPERTY ADDRESS BL000400

DIRECTV                         0032-006733024       26-Dec-01    $     60.33    $      60.33 #006733024
                                0031-006733024       26-Nov-01    $     60.33    $      60.33 ACCT#006733024
                                0024-006733024C      23-Apr-01    $   (659.33)   $    (659.33)OVERPAID CK#4002327 ACCT#006733024
                                0030-006733024A      26-Oct-01    $     60.33    $      60.33 ACCT#006733024
                                TOTAL FOR SUPPLIER:               $   (478.34)   $    (478.34)

DIVERSEY LEVER, INC.            030706               18-Dec-01    $     (8.97)   $      (8.97)FUEL SURCHARGE CREDIT

DYER COUNTY TRUSTEE             123101               31-Dec-01    $  2,915.08    $   2,915.08 PROPERTY ADDRESS BL000400

EARTHLINK, INC.                 66208859             26-Mar-02    $    304.00    $     304.00 ACCT#4372326

ENTERGY                         031802               18-Mar-02    $ 14,227.16    $  14,227.16 ACCT#4189216

FEDERAL EXPRESS                 4-164-76119          14-Mar-02    $    109.95    $     109.95 NOLA
                                4-164-39356          14-Mar-02    $    118.33    $     118.33 NOLA
                                4-164-91485          14-Mar-02    $     35.39    $      35.39 NOLA
                                4-164-54334          14-Mar-02    $     33.17    $      33.17 NOLA
                                4-164-01697           8-Mar-02    $    124.97    $     124.97 NOLA
                                TOTAL FOR SUPPLIER:               $    421.81    $     421.81

FRED DIVINE DIVING
 & SALVAGE CO.                  20024                20-Mar-02    $  5,500.00    $   5,500.00 LAY UP CQ 7/20-5/20/02
                                20029                22-Mar-02    $  5,018.82    $   5,018.82 ELECTRIC SVC CQ 2/22-3/22/02
                                TOTAL FOR SUPPLIER:               $ 10,518.82    $  10,518.82

HARDIN COUNTY TRUSTEE           123101               31-Dec-01    $  2,254.32    $   2,254.32 HARDIN COUNTY PROPERTY TAX

HARRIS REGIONAL HOSPITAL        082001SMIT            2-Aug-01    $    379.10    $     379.10 MEDS SVCS W SMITH DOS 8/2/01

HEALTHSOUTH HOLDINGS            122801WILL           28-Dec-01    $    100.80    $     100.80 MED SVCS D WILLIAMSON DOC 12/21-28/01
                                121901WILL           19-Dec-01    $    365.60    $     365.60 MED SVCS D WILLIAMSON DOC 12/7-19/01
                                TOTAL FOR SUPPLIER:               $    466.40    $     466.40

HENRY COUNTY TRUSTEE            123101               31-Dec-01    $    323.79    $     323.79 PROPERTY ADDRESS BL000400

HOUSTON COUNTY TRUSTEE          123101               31-Dec-01    $    303.80    $     303.80 HOUSTON COUNTY PROPERTY TAX

HUMPHREYS COUNTY TRUSTEE        123101               31-Dec-01    $  1,014.31    $   1,014.31 PROPERTY ADDRESS BL000400


                                                      INVOICE                     REMAINING
SUPPLIER NAME                   INVOICE NUMBER          DATE         AMOUNT          AMOUNT       INVOICE DESCRIPTION
-------------                   --------------       ---------    -----------    ------------ ---------------------------
ICS LOGISTICS                   0246815B             19-Oct-01    $        --    $   1,031.25
                                0275849B             26-Oct-01    $    651.75    $     651.75
                                0245847B             12-Oct-01    $  1,056.00    $   1,056.00
                                TOTAL FOR SUPPLIER:               $  1,707.75    $   2,739.00

IKON OFFICE SOLUTIONS           22483491             18-Mar-02         412.40    $     412.40

INTERNATIONAL BUSINESS
 MACHINES CORP                  3237562               4-Mar-02          85.93    $      85.93 3/1-14/02

IOS CAPITAL                     52948867             28-Sep-01    $  1,322.52    $   1,322.52 10/25-11/24/01
                                52848199             17-Sep-01    $    152.50    $     152.50 10/12-11/11/01
                                TOTAL FOR SUPPLIER:               $  1,475.02    $   1,475.02

ISLAND OASIS FROZEN
 COCKTAIL CO., INC              111501               15-Nov-01    $  1,137.25    $   1,137.25

LAKE COUNTY TRUSTEE             123101               31-Dec-01    $  5,781.44    $   5,781.44 PROPERTY ADDRESS BL000400

LAURA MAX RACINE, TIPTON
 COUNTY TRUSTEE                 123101               31-Dec-01    $  2,110.19    $   2,110.19 TIPTON COUNTY PERSONAL PROPERTY TAX

LORD, CAPT. STEVEN              0325-3102            31-Mar-02    $  1,420.00    $   1,420.00 SECURITY CQ 3/25-31/02

MARION COUNTY TRUSTEE           123101               31-Dec-01    $  1,594.57    $   1,594.57 MARION COUNTY PROPERTY TAX

MCC SERVICES                    0999465              20-Mar-02    $    656.00    $     656.00
                                0999654              22-Mar-02    $     82.50    $      82.50
                                                                  $    738.50    $     738.50

MCI WORLDCOM CONFRENCING        120101                1-Dec-01    $    (46.07)   $     (46.07)01-00005980958-00691

MONTGOMERY COUNTY TRUSTEE       123101               31-Dec-01    $  2,694.83    $   2,694.83 PROPERTY ADDRESS BL000400

MONTGOMERY, BARNETT, BROWN,
 READ,                          61722                27-Dec-01    $    928.52    $     928.52 LEGAL FEES VESSEL OPS
HAMMOND & MINTZ LLP             61724                27-Dec-01    $    570.75    $     570.75 LEGAL FEES M DAVIS
                                61723                27-Dec-01    $    380.54    $     380.54 LEGAL FEES L CARO
                                TOTAL FOR SUPPLIER:               $  1,879.81    $   1,879.81

MOULEDOUX, BLAND, LEGRAND
 & BRACKETT                     000093 00185 3711    23-Jan-02    $     58.34    $      58.34 LEGAL SVCS R TRUSLEY 12/17-1/22/02
                                000093 00201 3713    23-Jan-02    $    209.98    $     209.98 LEGAL SVCS E MARTIN 12/18-1/22/02
                                000093 99204 3720    23-Jan-02    $    152.40    $     152.40 LEGAL SVCS S GEORGE 12/17-1/22/02
                                000093 01159 3715    23-Jan-02    $    620.62    $     620.62 LEGAL SVCS E GONTARSKI 12/18-1/22/02
                                000093 00200 3712    23-Jan-02    $    301.43    $     301.43 LEGAL SVCS K LAMBERT 12/18-1/22/02
                                000093 01233 3717    23-Jan-02    $    193.80    $     193.80 LEGAL SVCS L ROBINSON 12/17-1/22/02
                                000093 00242 3714    23-Jan-02    $    314.74    $     314.74 LEGAL SVCS A TODD 10/19-1/22/02
                                000093 67300 3719    23-Jan-02    $     93.30    $      93.30 LEGAL SVCS J SIMONEAUX 10/19-1/22/02
                                000093 99207 3721    23-Jan-02    $     64.34    $      64.34 LEGAL SVCS J JONES 12/18-1/22/02
                                000093 00152 3710    23-Jan-02    $    886.07    $     886.07 LEGAL SVCS B CRUMP 12/17-1/22/02



                                                      INVOICE                     REMAINING
SUPPLIER NAME                   INVOICE NUMBER          DATE         AMOUNT          AMOUNT       INVOICE DESCRIPTION
-------------                   --------------       ---------    -----------    ------------ ---------------------------
                                000093 01276 3718    23-Jan-02    $  7,763.49    $   7,763.49 LEGAL SVCS C BEVERLY 12/17-1/22/02
                                000093 01211 3716    23-Jan-02    $    628.49    $     628.49 LEGAL SVCS P BONNETTE 12/18-1/22/02
                                000093 01132 3735    24-Jan-02    $    127.17    $     127.17 LEGAL SVCS K HARTFORD 12/18-1/22/02
                                TOTAL FOR SUPPLIER:               $ 11,414.17    $  11,414.17

NANTAHAL RADIOLOGY ASSOC. PA    072401SMIT           24-Jul-01    $    301.00    $     301.00 MED SVCS W SMITH DOS 7/24/01
                                100901SMIT            9-Oct-01    $    301.00    $     301.00 MED SVCS W SMITH DOS 10/09/01
                                101001SMIT           10-Oct-01    $     49.00    $      49.00 MED SVCS W SMITH DOS 10/10/01
                                TOTAL FOR SUPPLIER:               $    651.00    $     651.00

NEW ORLEANS PRIVATE PATROL
 SERVICE, INC.                  0038421-IN           10-Mar-02    $  1,971.60    $   1,971.60 SECURITY 3/1-10/02

NORONHA, JASON                  4010382              30-Mar-02    $     45.00    $      45.00 REPLACE CK#4010382

NORTHWEST SOUND & SECURITY
 TECH, INC.                     3556                 22-Mar-02    $    693.50    $     693.50

NTT/VERIO, INC -21              56598969              2-Feb-02    $     30.33    $      30.33
                                56386875              2-Jan-02    $     70.00    $      70.00
                                55730669             20-Oct-01    $    135.67    $     135.67
                                56167714              2-Dec-01    $     70.00    $      70.00
                                TOTAL FOR SUPPLIER:               $    306.00    $     306.00

PAUL MEADOWS, TRUSTEE           123101               31-Dec-01    $  4,646.31    $   4,646.31 LAUDERDALE COUNTY PROPERTY TAX

PERRY COUNTY                    123101               31-Dec-01    $    544.04    $     544.04 PROPERTY ADDRESS BL000400

PITNEY BOWES CREDIT CORP        2904903-TAXES        14-Mar-02    $    566.79    $     566.79 POSTAGE METER TAXES
                                2904903-MR02         14-Mar-02    $    738.63    $     738.63 POSTAGE METER
                                                                  $  1,305.42    $   1,305.42

PROTECTION ONE                  031302               13-Mar-02    $    127.65    $     127.65 ALARM MONITORING 4/1-30/02

SOMERSET REFINERY, INC.         12718B               25-Oct-01    $  3,771.46    $       0.01 PO#11923

SOUTHWESTERN BELL               0227 122401          24-Dec-01    $    (14.66)   $     (14.66)314-436-0227-138-8
                                8922 120401           4-Dec-01    $     (7.62)   $      (7.62)573 221-8922 555-7
                                TOTAL FOR SUPPLIER:               $    (22.28)   $     (22.28)

SPEED WHEELS EXPRESS            031502               15-Mar-02    $    113.00    $     113.00

SPEEDY PRINTING                 18307                26-Mar-02    $    454.02    $     454.02

ST. JOHNS FABRICATORS, INC.     020312               25-Mar-01    $  1,549.88    $   1,549.88

STEWART COUNTY TRUSTEE          123101               31-Dec-01    $  2,569.98    $    ,569.98 PROPERTY ADDRESS BL000400



                                                      INVOICE                     REMAINING
SUPPLIER NAME                   INVOICE NUMBER          DATE         AMOUNT          AMOUNT       INVOICE DESCRIPTION
-------------                   --------------       ---------    -----------    ------------ ---------------------------
TAX COLLECTOR                   123101               31-Dec-01    $    240.81    $     240.81 PROPERTY ADDRESS BL000400

TENNESSEE SECRETARY OF STATE    123101               31-Dec-01    $    900.00    $     900.00

TREASURER, CITY OF MEMPHIS      123101               31-Dec-01    $  2,626.70    $   2,626.70 ACCOUNT NUMBER TBL000400

UNITED PARCEL SERVICE           0000709667102         9-Mar-02    $    576.59    $    (576.59)
                                0000709667112        16-Mar-02    $    601.81    $    (601.81)
                                TOTAL FOR SUPPLIER:               $  1,178.40    $  (1,178.40)

WAYNE COUNTY TRUSTEE            123101               31-Dec-01    $    205.03    $     205.03 PROPERTY ADDRESS BL000400

WIEK, CAPT. JAY                 0401-0702             1-Apr-02    $    720.00    $     720.00 SECURITY CQ 4/1-7/02

WITHERS/SUDDATH RELOCATION
 SYSTEMS INC.                   145196               30-Oct-01    $  1,040.00    $      10.00 60 DOLLIE LOADS

WORKER'S COMPENSATION LEGAL
 CLINIC OF LA                   0615-101601          16-Oct-01    $    126.00    $     126.00 MILEAGE REIMB 6/13-10/16/01


TOTAL FOR LIABILITY ACCOUNT:                                      $138,780.93    $ 132,653.93

TOTAL FOR REPORT:                                                 $138,780.93    $ 132,653.93



DEBTOR:  AMCV CRUISE OPERATIONS, INC.               CASE NUMBER:  01-10967 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT

                              AS OF MARCH 31, 2002

                                       AND

                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9

                     NOTES TO MARCH MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Prepaid insurance and accruals for self-insured claims were reconciled. Results are reflected herein.

2. Asset sales were completed in the Florida offices, but the Louisiana auction has been postponed. Final reconciliation will be performed after all auctions are completed.